UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 8, 2013

SG BLOCKS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22563	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Madison Avenue, Suite 16C NY, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 747-2423

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed by SG Blocks, Inc. (the “Company”) in Current Report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2013 (the “January 8-K”), the Company entered into a Securities Purchase Agreement dated December 27, 2012 (the “Securities Purchase Agreement”) with Hillair Capital Investments L.P. (“Hillair”) in connection with the Company’s  effort to sell up to a $1,750,000 subscription amount ($1,960,000 discount amount) in debentures and warrants.  With the investments described below, to date the Company has raised $1,350,000.  The debentures and warrants sold and issued to Hillair pursuant to the Securities Purchase Agreement are referred to herein as the “Hillair Debentures” and the “Hillair Warrants”, respectively.

On January 8, 2013, the Company issued and sold to Next View Capital LP ("Next View"): (a) $280,000 in 8% Original Issue Discount Senior Secured Convertible Debentures Due July 1, 2014, for a subscription amount of $250,000 (the “NVC Debenture”), and (b) a common stock purchase warrant (the “NVC Warrant”) to purchase up to 651,163 shares of the Company's common stock.  The sale and issuance of the NVC Debenture and NVC Warrant were consummated pursuant to the Securities Purchase Agreement, to which Next View became a party on January 8, 2013.  Except for the “Original Issue Date” of the NVC Debenture and the “Issue Date” of the NVC Warrant, the NVC Debenture and NVC Warrant have same terms and conditions as the Hillair Debenture and Hillair Warrant, including with regard to conversion price ($0.43 per share, subject to adjustments upon certain events) and exercise price ($0.4488 per share, subject to adjustments upon certain events).  The Original Issue Date of the NVC Debenture and the Issue Date of the NVC Warrant is January 8, 2013.

On  January 9, 2013, the Company issued and sold to Robert Brody (“Brody”): (a) $112,000 in 8% Original Issue Discount Senior Secured Convertible Debentures Due July 1, 2014, for a subscription amount of $100,000 (the “Brody Debenture”), and (b) a common stock purchase warrant (the “Brody Warrant”) to purchase up to 260,465 shares of the Company's common stock.  The sale and issuance of the Brody Debenture and Brody Warrant were consummated pursuant to the Securities Purchase Agreement, to which Brody became a party on January 9, 2013.  Except for the “Original Issue Date” of the Brody Debenture and the “Issue Date” of the Brody Warrant, the Brody Debenture and Brody Warrant have same terms and conditions as the Hillair Debenture and Hillair Warrant, including with regard to conversion price ($0.43 per share, subject to adjustments upon certain events) and exercise price ($0.4488 per share, subject to adjustments upon certain events).  The Original Issue Date of the Brody Debenture and the Issue Date of the Brody Warrant is January 9, 2013.

Next View and Brody also became party to the Security Agreement, dated as of December 27, 2012, described in Item 1.01 of the January 8-K (the “Security Agreement”).  The descriptions of the Subsidiary Guarantee dated as of December 27, 2012, the Securities Purchase Agreement, the Hillair Debenture, the Hillair Warrant and the Security Agreement included in Item 1.01 of the January 8-K are incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 3.02   Unregistered Sales of Equity Securities.

See Item 1.01 above, which disclosures are incorporated herein by reference.

The issuances of the securities described above were completed in accordance with the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Exhibits
4.1	Form of 8% Original Issue Discount Senior Secured Convertible Debenture due July 1, 2014.
4.2	Form of Common Stock Purchase Warrant.
10.1	Securities Purchase Agreement, dated December 27, 2012. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 3, 2013.
10.2	Security Agreement dated December 27, 2012. Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on January 3, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2013
SG BLOCKS, INC.

	By:	/s/ Brian Wasserman
		Name:	Brian Wasserman
		Title:	Chief Financial Officer